Schedule of Investments (unaudited) January 31, 2020	BlackRock LifePath® Smart Beta 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 99.4%

Equity Funds — 98.1%
iShares Core MSCI Emerging Markets ETF	3,052	$154,401
iShares Edge MSCI International Momentum Factor ETF	1,029	32,403
iShares Edge MSCI International Quality Factor ETF	6,381	202,342
iShares Edge MSCI International Value Factor ETF	4,811	111,904
iShares Edge MSCI Min Vol EAFE ETF	2,152	159,894
iShares Edge MSCI Min Vol Emerging Markets ETF	1,031	57,169
iShares Edge MSCI Min Vol USA ETF	3,985	267,553
iShares Edge MSCI USA Momentum Factor ETF	625	81,412
iShares Edge MSCI USA Quality Factor ETF	3,653	366,432
iShares Edge MSCI USA Size Factor ETF	1,020	98,093
iShares Edge MSCI USA Value Factor ETF	2,744	236,917
iShares Global REIT ETF	3,495	97,301
iShares MSCI EAFE Small-Cap ETF	1,331	79,740
Master Small Cap Index Series	$39,423	39,423

		1,984,984

Fixed-Income Funds — 1.1%
iShares Edge High Yield Defensive Bond ETF	428	21,627

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(a)	4,045	4,045

Total Affiliated Investment Companies — 99.4% (Cost: $1,993,276)		2,010,656

Other Assets Less Liabilities — 0.6%.		13,095

Net Assets — 100.0%		$2,023,751

(a)	Annualized 7-day yield as of period end.
(b)

During the period ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	4,045		—	4,045	$4,045	$189	$—	$—
iShares Core MSCI Emerging Markets ETF	3,365		(313)	3,052	154,401	3,628	268	(5,518)
iShares Edge High Yield Defensive Bond ETF	440		(12)	428	21,627	201	(5)	(26)
iShares Edge MSCI International Momentum Factor ETF	3,945		(2,916)	1,029	32,403	775	2,300	1,131
iShares Edge MSCI International Quality Factor ETF	6,493		(112)	6,381	202,342	983	6	37
iShares Edge MSCI International Value Factor ETF	5,057		(246)	4,811	111,904	1,779	56	(3,882)
iShares Edge MSCI Min Vol EAFE ETF	2,199		(47)	2,152	159,894	2,693	(11)	(1,798)
iShares Edge MSCI Min Vol Emerging Markets ETF	1,052		(21)	1,031	57,169	622	(35)	(3,592)
iShares Edge MSCI Min Vol USA ETF	5,199		(1,214)	3,985	267,553	1,904	2,124	14,153
iShares Edge MSCI USA Momentum Factor ETF	1,020		(395)	625	81,412	494	2,100	6,441
iShares Edge MSCI USA Quality Factor ETF	3,747		(94)	3,653	366,432	1,326	270	13,246
iShares Edge MSCI USA Size Factor ETF	1,046		(26)	1,020	98,093	284	41	2,115
iShares Edge MSCI USA Value Factor ETF	2,813		(69)	2,744	236,917	1,409	31	(2,439)
iShares Global REIT ETF	3,594		(99)	3,495	97,301	2,100	(33)	(2,227)
iShares MSCI EAFE Small-Cap ETF	2,133		(802)	1,331	79,740	2,506	1,417	(658)
Master Small Cap Index Series(b)	$39,423	(c)	$ —	$39,423	39,423	160	46	397

					$2,010,656	$21,053	$8,575	$17,380

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

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Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock LifePath® Smart Beta 2065 Fund

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies(a)	$1,971,233	$—	$—	$1,971,233

Investments Valued at Net Asset Value (“NAV”)(b)				39,423

Total Investments				$2,010,656

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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